Dreyfus
Pennsylvania
Intermediate
Municipal Bond Fund

SEMIANNUAL REPORT
May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                         Dreyfus Pennsylvania  Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Pennsylvania Intermediate Municipal Bond Fund, covering the six-month period from December 1, 2000 through May 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

While the past six months have been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

In our view, the implications of this economic scenario could be positive for the tax-exempt bond market. Although bond prices generally tend to fall when interest rates rise, better economic times should support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds generally tend to respond more to supply-and-demand forces than to interest-rate trends, a stronger economy may benefit the municipal marketplace.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Pennsylvania Intermediate Municipal Bond Fund perform during the period?

For the six-month reporting period ended May 31, 2001, Dreyfus Pennsylvania Intermediate Municipal Bond Fund achieved a total return of 5.37%.(1) In comparison, the fund' s peer group, as measured by the Lipper Pennsylvania Intermediate Municipal Debt Funds category average, achieved a 4.14% total return for the same period.(2)

We attribute the market and fund's good performance to a generally favorable environment for municipal bonds. In addition, the fund's returns were enhanced by our security selection strategy, which focused on "cushion" bonds over the reporting period, which sell at modest premiums.

What is the fund's investment approach?

The fund seeks as high a level of federal and Pennsylvania state tax-exempt income as is consistent with the preservation of capital. We also seek a competitive total return, which includes both income and changes in share price.

To achieve these objectives, we conduct rigorous analysis of each individual bond' s structure. Within the context of our bond structure analyses, we strive to maximize both income and total return consistent with the fund's objectives.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that prices of these bonds will rise as they return to favor over time. Second, for the remainder of the portfolio, we look for bonds that can potentially provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Although we do not manage the fund in anticipation of interest-rate trends, falling interest rates in a weakening economy represented an important driver of the fund' s performance. When the six-month reporting period began, ongoing economic deterioration was reflected in slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence, causing tax-exempt yields to decline modestly. The Federal Reserve Board began to take steps to stimulate economic growth in early January 2001, when it implemented the first of the reporting period's five short-term interest-rate cuts, for a total reduction of 250 basis points. In this declining interest-rate environment, yields on newly issued municipal bonds fell.

In addition, the market was strongly influenced by supply-and-demand factors. Because of previously strong tax revenues, many Pennsylvania municipalities had less need to borrow. As a result, the supply of municipal bonds was generally lower than the same period one year earlier. At the same time, however, demand for high quality, tax-exempt securities surged from Pennsylvania residents fleeing a declining stock market. The combination of robust demand and an unusually low supply of new Pennsylvania municipal bonds caused prices to rise.

At the start of the period, we maintained our deep-discount bonds, which had been viewed unfavorably at the time of purchase by most investors because of their relatively low yields, causing their prices to fall below levels that we considered reasonable. We held these out-of-favor bonds with the expectation that they would gain value when they came back into favor. This happened early in the reporting period, and we began to lock in profits by selling modestly discounted securities as they returned to favor. At that point, investor sentiment had changed, and so-called "cushion" bonds that sell at modest premiums were out of favor. Consistent with our investment approach, we gradually built a position in cushion bonds, which later appreciated in value as market conditions evolved.

What is the fund's current strategy?

We are looking to complement income-oriented bonds with tax-exempt securities that we believe will provide both income and capital appreciation. As of the end of May, discount bonds once again appeared to be relatively undervalued. In our opinion, investors have recently shunned discount bonds because they are primarily interested in high yields in today's low interest-rate environment. Accordingly, we have begun to gradually look at acquiring discount bonds that we believe represent good values. Simultaneously, we are gradually selling modest discount bonds that we believe have returned to favor.

June 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

May 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.2%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--90.4%

Allegheny County Hospital Development Authority,

  Revenue (Magee Women's Hospital)

   5.875%, 10/1/2002 (Insured; FGIC)                                                            500,000                  518,390

Berks County Municipal Authority, Health, Hospital and

  Nursing Home Revenue (Phoebe-Devitt Homes

   Project) 5.50%, 5/15/2011                                                                    965,000                  915,688

Big Beaver Falls Area School District

   5.25%, 3/15/2015 (Insured; MBIA)                                                           1,720,000                1,740,743

Butler Area Sewer Authority, Sewer Revenue:

   Zero Coupon, 1/1/2010 (Insured; FGIC)                                                        600,000                  402,192

   Zero Coupon, 7/1/2010 (Insured; FGIC)                                                        100,000                   65,488

Cambria County 5.875%, 8/15/2008 (Insured; FGIC)                                                850,000                  906,703

Cambria Township Water Authority, Industrial User

   Revenue 6%, 12/1/2002 (LOC; Banque Paribas)                                                1,250,000                1,252,525

Clarion Municipal Authority, Revenue

  (Clarview Personal Care)

   5.75%, 6/15/2013 (Insured; FGIC)                                                             445,000                  445,325

Clinton County Industrial Development Authority, PCR

   (International Paper Co. Project) 5.375%, 5/1/2004                                           500,000                  505,185

Coatsville School District:

   4.60%, 10/1/2012 (Insured; FSA)                                                            2,000,000                1,988,360

   4.50%, 10/1/2016 (Insured; FSA)                                                            1,000,000                  931,900

Dauphin County General Authority, Revenue:

   6.25%, 6/1/2001                                                                              650,000                  650,000

   6%, 12/1/2006 (LOC; The Sakura Bank Ltd.)                                                    785,000                  839,071

Delaware County Industrial Development Authority,

   Revenue (Martins Run Project) 5.60%, 12/15/2002                                              750,000                  743,317

Erie School District

   Zero Coupon, 9/1/2009 (Insured; FSA)                                                       1,110,000                  760,894

Hamburg Area School District

   5.15%, 5/1/2015 (Insured; AMBAC)                                                             825,000                  826,312

Harrisburgh Authority, Office and Parking Revenue

   5.75%, 5/1/2008                                                                            1,200,000                1,184,148

Harrisburg Redevelopment Authority

   Zero Coupon, 11/1/2016 (Insured; FSA)                                                      2,000,000                  858,460

Jefferson County Hospital Authority, HR

   (Brookville Hospital) 7%, 8/1/2002 (Insured; FHA)                                              5,000                    5,015

Lebanon County Good Samaritan Hospital Authority,

  Revenue (Good Samaritan Hospital Project):

      5.85%, 11/15/2007                                                                         845,000                  853,391

      6%, 11/15/2009                                                                          1,500,000                1,507,590


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

McKeesport Area School District

   Zero Coupon, 10/1/2009 (Insured; FGIC)                                                     1,070,000                  732,169

Montgomery County Industrial Development Authority,

  Revenue (Friends Central School Project)

   4.75%, 3/1/2016 (Insured; AGIC)                                                              960,000                  887,357

Norristown:

   Zero Coupon 12/15/2011 (Insured; AGIC)                                                     1,465,000                  861,669

   Zero Coupon 12/15/2013 (Insured; AGIC)                                                       735,000                  378,657

State of Pennsylvania

   5.125%, 9/15/2011 (Insured; AMBAC)                                                         2,000,000                2,091,860

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              665,000                  691,673

Pennsylvania Economic Development Financing

  Authority, RRR (Northampton Generating Project)

   6.40%, 1/1/2009                                                                            2,000,000                1,996,300

Pennsylvania Finance Authority, Revenue (Penn Hills

   Project) 5.25%, 12/1/2013 (Insured; FGIC)                                                  2,045,000                2,095,471

Pennsylvania Higher Educational Facilities Authority,

  Revenue:

    Health Services (University of Pennsylvania

         Health Services) 5.35%, 1/1/2008                                                     3,995,000                4,064,593

      (UPMC Health System):

         6%, 1/15/2013                                                                        1,995,000                2,071,847

         6%, 1/15/2014                                                                        1,580,000                1,628,048

Pennsylvania Housing Finance Agency,

  Single Family Mortgage:

      5.95%, 10/1/2003                                                                          365,000                  381,345

      6.20%, 4/1/2005                                                                           410,000                  418,585

      6.20%, 10/1/2005                                                                          420,000                  429,845
5.75%, 4/1/2006                                                                                 400,000                  422,896

      6.10%, 4/1/2006                                                                           455,000                  465,442

      5.75%, 10/1/2006                                                                          415,000                  440,942

      6.10%, 10/1/2006                                                                          465,000                  476,602

Pennsylvania Industrial Development Authority, EDR

   7%, 1/1/2006 (Insured; AMBAC)                                                                795,000                  894,470

Pennsylvania Infrastructure Investment Authority,

  Revenue (Pennvest Loan Pool Program)

   6%, 9/1/2005 (Insured; MBIA)                                                                 155,000                  168,922

Pennsylvania Intergovernmental Coop Authority,

  Special Tax Revenue (Philadelphia Funding Program):

      5.50%, 6/15/2011 (Insured; FGIC)                                                        2,000,000                2,085,120

      5.50%, 6/15/2016 (Insured; FGIC)                                                        2,000,000                2,039,100

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Philadelphia:

   5.70%, 11/15/2006 (Insured; FGIC)                                                            370,000                  397,617

   Airport Revenue (Philadelphia Airport System)

      5.75%, 6/15/2008 (Insured; AMBAC)                                                       1,000,000                1,065,640

   Water and Wastewater Revenue:

      5.50%, 6/15/2003 (Insured; FGIC)                                                        1,000,000                1,043,520

      5.75%, 6/15/2013 (Insured; MBIA)                                                        2,150,000                2,261,929

Philadelphia Hospitals and Higher Education Facilities

  Authority, Revenue:

      (Children's Seashore House) 7%, 8/15/2003                                                 505,000                  529,518

      (Community College) 5.90%, 5/1/2007

         (Prerefunded 5/1/2004) (Insured; MBIA)                                                 445,000  (a)             483,110

      (Jefferson Health System):

         4.30%, 5/15/2006                                                                       500,000                  497,675

         5%, 5/15/2011                                                                        2,500,000                2,470,050

      (Temple University Hospital) 6.50%, 11/15/2008                                          3,075,000                3,147,693

Philadelphia Municipal Authority, LR:

   6%, 7/15/2003                                                                                385,000                  392,396

   5.40%, 11/15/2006 (Insured; FGIC)                                                            500,000                  526,280

Southeast Pennsylvania Transportation Authority,

  Special Revenue:

    6.50%, 3/1/2004

         (Insured; FGIC) (Escrowed to Maturity)                                                  85,000                  91,798

      5.875%, 3/1/2009

         (Insured; FGIC) (Prerefunded 3/1/2005)                                                  45,000  (a)              48,927

West Jefferson Hills School District

   5.25%, 8/1/2015 (Insured; FGIC)                                                            1,000,000                1,005,720

Westmoreland County:

   Zero Coupon, 12/1/2006 (Insured; FGIC)                                                     1,500,000                1,194,750

   Zero Coupon, 12/1/2008 (Insured; FGIC)                                                     1,790,000                1,282,052

York County Hospital Authority, Revenue (Lutheran

   Social Services Health Center) 6.25%, 4/1/2011                                             1,000,000                  954,370

Yough School District

   Zero Coupon, 10/1/2007 (Insured; FGIC)                                                     1,000,000                  760,970

U.S. RELATED--3.8%

Puerto Rico Commonwealth Highway and Transportation

   Authority, Highway Revenue 5.40%, 7/1/2006                                                 2,000,000                2,081,420

Puerto Rico Electric Power Authority, Power Revenue:

   5.90%, 7/1/2002                                                                              250,000                  258,323

   6%, 7/1/2006                                                                                 225,000                  243,171

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $62,887,294)                                                                                                 64,360,539


                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--10.0%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allegheny County Industrial Development Authority,

  Revenue, VRDN (Longwood at Oakmont Project)

   2.95% (LOC; Dresdner Bank)                                                                 1,900,000  (b)           1,900,000

Geisinger Authority, Health System Revenue, VRDN

  (Geisinger Health System)

   2.95% (SBPA; Morgan Guaranty Trust Co.)                                                    3,000,000  (b)           3,000,000

Pennsylvania Higher Educational Facilities Authority,

  Revenue, VRDN (Carnegie Mellon University)

   2.95% (SBPA; Morgan Guaranty Trust Co.)                                                    1,000,000  (b)           1,000,000

Philadelphia Authority for Industrial Development,

   Revenue, VRDN (Fox Chase Cancer Center Project)                                            1,000,000  (b)           1,000,000

   3% (LOC; Morgan Guaranty Trust Co.)

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $6,900,000)                                                                                                   6,900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $69,787,294)                                                                            104.2%               71,260,539

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.2%)              (2,894,271)

NET ASSETS                                                                                       100.0%               68,366,268

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AGIC                 Asset Guaranty
                         Insurance Company

AMBAC                American Municipal Bond
                         Assurance Corporation

EDR                  Economic Development Revenue

FHA                  Federal Housing Administration

FGIC                 Financial Guaranty
                         Insurance Company

FSA                  Financial Security Assurance

HR                   Hospital Revenue

LOC                  Letter of Credit

LR                   Lease Revenue

MBIA                 Municipal Bond Investors Assurance
                         Insurance Corporation

RRR                  Resources Recovery Revenue

PCR                  Pollution Control Revenue

SBPA                 Standby Bond Purchase Agreement

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              41.7

AA                               Aa                              AA                                               13.2

A                                A                               A                                                17.3

BBB                              Baa                             BBB                                              14.1

F1                               Mig1                            SP1                                               9.7

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     4.0

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST -- SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  69,787,294  71,260,539

Cash                                                                     32,649

Interest receivable                                                     834,002

Receivable for shares of Beneficial Interest subscribed                     250

Prepaid expenses                                                          5,622

                                                                     72,133,062
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            40,219

Payable for investment securities purchased                           3,701,599

Accrued expenses                                                         24,976

                                                                      3,766,794
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       68,366,268
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      66,086,664

Accumulated net realized gain (loss) on investments                     806,359

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                               1,473,245
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       68,366,268
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                      5,066,628

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.49

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended May 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,740,728

EXPENSES:

Management fee--Note 3(a)                                              200,632

Shareholder servicing costs--Note 3(b)                                  19,654

Auditing fees                                                           13,288

Custodian fees                                                           5,317

Legal fees                                                               4,216

Registration fees                                                        4,019

Prospectus and shareholders' reports                                     3,056

Loan commitment fees--Note 2                                               355

Miscellaneous                                                            6,411

TOTAL EXPENSES                                                         256,948

Less--reduction in management fee
  due to undertaking--Note 3(a)                                        (5,569)

NET EXPENSES                                                           251,379

INVESTMENT INCOME--NET                                               1,489,349
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                783,246

Net unrealized appreciation (depreciation) on investments            1,186,067

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,969,313

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,458,662

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2001           Year Ended
                                              (Unaudited)    November 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,489,349            3,100,827

Net realized gain (loss) on investments           783,246              171,544

Net unrealized appreciation
   (depreciation) on investments                1,186,067            1,256,033

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,458,662            4,528,404
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (1,489,349)          (3,100,827)

Net realized gain on investments                (149,069)            (347,504)

TOTAL DIVIDENDS                               (1,638,418)          (3,448,331)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   4,579,239           9,101,594

Dividends reinvested                            1,242,705           2,554,715

Cost of shares redeemed                        (4,014,616)        (19,674,224)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        1,807,328          (8,017,915)

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,627,572          (6,937,842)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            64,738,696           71,676,538

END OF PERIOD                                  68,366,268           64,738,696
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       339,582             708,673

Shares issued for dividends reinvested             92,372             199,026

Shares redeemed                                  (298,579)         (1,541,763)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     133,375            (634,064)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                              May 31, 2001                                Year Ended November 30,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.12         12.87         13.73         13.44          13.18         13.12

Investment Operations:

Investment income--net                                 .30           .61           .59           .60            .60           .59

Net realized and unrealized
   gain (loss) on investments                          .37           .31          (.76)          .30            .26           .06

Total from Investment Operations                       .67           .92          (.17)          .90            .86           .65

Distributions:

Dividends from
   investment income--net                             (.30)         (.61)         (.59)         (.60)          (.60)         (.59)

Dividends from net realized
   gain on investments                                 .00(a)       (.06)         (.10)         (.01)            --            --

Total Distributions                                   (.30)         (.67)         (.69)         (.61)          (.60)         (.59)

Net asset value, end of period                       13.49         13.12         12.87         13.73          13.44         13.18
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     10.77(b)       7.38         (1.30)         6.76           6.67          5.10
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .75(b)        .80           .80           .80            .80           .80

Ratio of net investment income
   to average net assets                              4.45(b)       4.72          4.41          4.35           4.52          4.52

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                             .02(b)        .10           .12           .13            .13           .31

Portfolio Turnover Rate                              21.27(c)      34.68         45.37         26.03          23.94         53.83
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      68,366        64,739        71,677        73,963         64,928        50,372

(A)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are pri-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

marily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,051 during the period ended May 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discounts on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from December 1, 2000 through May 31, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $5,569 during the period ended May 31, 2001.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2001, the fund was charged $2,307 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $14,585 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions through the use of the fund's exchange privilege. During the period ended May 31, 2001, redemption fees charged and retained by the fund amounted to $59.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2001, amounted to $13,555,356 and $14,894,388, respectively.

At May 31, 2001, accumulated net unrealized appreciation on investments was $1,473,245, consisting of $1,772,377 gross unrealized appreciation and $299,132 gross unrealized depreciation.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

NOTES

                     For More Information

                        Dreyfus Pennsylvania
                        Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  105SA0501